CINEMA RIDE, INC.
                            Warrant

THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAW. THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNLESS SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN A TRANSACTION THAT IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.


                       CINEMA RIDE, INC.

                      Warrant Certificate
                   To purchase Common Stock
                    Expiring June 25, 2011

     This Warrant Certificate certifies that Finova Capital Corporation, a Delaware corporation, or its registered assigns (the "Holder" or "Holders"), is entitled to subscribe for and purchase from Cinema Ride, Inc., a Delaware corporation (the "Company"), Twenty Five Thousand (25,000) shares (the "Warrant Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock") at the purchase price of $0.50 per share (the "Exercise Price"), subject to adjustment upon the occurrence of certain events set forth herein.

     THIS WARRANT MAY NOT BE EXERCISED AFTER 5:00 P.M., LOS ANGELES TIME, ON JUNE 25, 2011 (the "Warrant Exercise Term"), AND TO THE EXTENT NOT EXERCISED BY SUCH TIME, THIS WARRANT SHALL BECOME VOID.

     The Warrant is subject to the following additional terms:

SECTION 1. REGISTRATION OF TRANSFERS AND EXCHANGES. Subject to compliance
with the terms of this Warrant   Certificate,  the  Company  shall  from
time to time register the transfer of this Warrant Certificate upon the records to be maintained by it for that purpose, upon surrender thereof accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered Holder hereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration or transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be cancelled by the Company.

The Holder agrees that each certificate representing Warrant Shares will bear the following legend:

"The securities evidenced or constituted hereby have been acquired for investment purposes and have not been registered under the Securities Act of 1933, as amended (the "Act"). Such securities may not be sold, transferred, pledged or hypothecated unless (i) effected in compliance with that certain Warrant Holder Rights Agreement, dated as of June 25, 2001, among the Company and the other signatories thereto, and (ii) the registration provisions of said Act and any applicable state securities or "blue sky" laws have been complied with or the Company has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required."

The Company may deem and treat the registered Holder hereof as the absolute owner of the Warrants (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, or any distribution to the Holder hereof, and for all other purposes, and the Company shall not be affected by any notices to the contrary. The Warrant does not entitle the Holder hereof to any rights of a stockholder of the Company.

The Holder is entitled to certain registration rights with respect to the Warrants and the Warrant Shares purchasable upon exercise hereof. Said registration rights are set forth in full in a Warrant Holder Rights Agreement, dated of even date herewith, between the Company and Finova Capital Corporation.

SECTION 2. TERMS OF WARRANTS. Subject to the terms contained herein, the Holder Shall have the right, which may be exercised, in whole or in part, at any Time until 5:00 p.m., Los Angeles time, on June 25, 2011, to purchase And receive from the Company the number of Warrant Shares that the Holder May at the time and from time to time be entitled to receive on Exercise of The Warrant represented by this Warrant Certificate and payment of The applicable Exercise Price then in effect for such Warrant Shares.

SECTION 3. EXERCISE OF WARRANTS.
a. If the Holder elects to exercise this Warrant for cash, the Warrant may be exercised upon surrender to the Company at its principal office of this Warrant Certificate with the attached election to purchase form duly completed and signed, and upon payment to the Company for the account of the Company of the applicable Exercise Price, as adjusted as herein provided, for the number of Warrant Shares in respect to which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in cash, by certified or official bank check payable to the order of the Company. If the rights of the Holder are exercised in part, the number of Warrant Shares subject to this Warrant shall be reduced accordingly and the Company shall reissue a Warrant or Warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Shares as so reduced (the "Remainder Warrant Certificate").

b. At any time during the Warrant Exercise Term, the Holder may, at the Holder's option, exchange, in whole or in part, the Warrants represented by this Warrant Certificate (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this paragraph, by surrendering such Warrant Certificate at the principal office of the Company or at the office of its transfer agent, accompanied by a notice stating the Holder's intent to effect such exchange, the number of Warrants to be so exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the form, or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant Certificate of like tenor representing the Warrants which were subject to the surrendered Warrant Certificate and not included in the Warrant Exchange, shall be issued as of the Exchange Date and delivered to the Holder within five (5) days following the Exchange Date. In connection with any Warrant Exchange, the Holder shall be entitled to subscribe for and acquire (i) the number of Warrant Shares (rounded to the next highest integer) equal to (a) the number of Warrant Shares specified by the Holder in the Notice of Exchange (the "Total Number") less (b) the number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the Total Number and the existing Exercise Price (as hereinafter defined) by (y) the Market Price (as hereinafter defined) of a share of Common Stock on the day preceding the Warrant Exchange and (ii) a Remainder Warrant Certificate, if applicable. "Market Price" at any date shall be deemed to be (i) the last reported sale price on the day prior to such date, or (ii) in case no such reported sales takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as (a) officially reported by the principal securities exchange on which the shares of Common Stock are listed or admitted to trading or as reported in the Nasdaq National Market System, or (b) if the shares of Common Stock are not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market System, the closing sale price as furnished by (i) the National Association of Securities Dealers, Inc. through Nasdaq or (ii) a similar organization if Nasdaq is no longer reporting such information, or (c) if such information is no longer reported by Nasdaq or a similar organization, the fair market value of the shares of Common Stock as determined in good faith by resolution of the independent directors of the Company based on the best information available to it for the day immediately preceding the Exchange Date and the day of the Exchange Date, but in the case of any such determination made under this clause (c), in no event less than the greater of (x) the per share price of Common Stock of the last sale or issuance of Common Stock or Common Stock equivalents by the Company or (y) the last closing sale price as available under clauses (a) or (b) above prior to such date.

c. Upon the exercise of this Warrant, the Company shall issue and cause to be delivered with all reasonable dispatch to the Holder (not exceeding five (5) business days), a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of this Warrant, without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in the names as may be directed by, the Holder thereof. The Warrant Certificates and the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors, Chief Executive Officer or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary of Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer. Such certificate or certificates for the Warrant Shares shall bear the legend set forth in Section 1 hereto.

SECTION 4. PAYMENT OF TAXES. The Company will pay any documentary stamp Taxes attributable to the initial issuance of Warrant Shares upon the exercise of such Holder's Warrants.

SECTION 5. MUTILATED OR MISSING WARRANT CERTIFICATES. In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to it. An applicant for such substitute Warrant Certificate shall also comply with such other reasonable requirements and pay such other reasonable charges as the Company may prescribe.

SECTION 6. AFFIRMATIVE COVENANTS. The Company covenants and agrees that the Warrant Shares will, upon exercise of this Warrant and issuance in Accordance herewith , be duly authorized, validly issued, fully paid and Nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that until the Expiration Date, the Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy and obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant Certificate on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 7. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to the Holder pursuant to Section 7 hereof.

Before taking any action which would cause an adjustment to the Exercise Price and the number of Warrant Shares in accordance with Section 7 hereof, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

SECTION 7. ADJUSTMENT OF EXERCISE PRICES AND NUMBER OF WARRANT SHARES ISSUABLE. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 7. The Exercise Price shall be adjusted simultaneously upon occurrence of such events. For purposes of this Section 7, "Common Stock" means shares now and or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

          (a) In case the Company shall at any time a fter the date of original issuance hereof do any of the following: (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or
(iv) issue by reclassification of its Common Stock any shares of capital stock of the Company; then immediately after the distribution date of such stock dividend or the effective date of such subdivision, split-up,
combination or   reclassification,  as  the  case  may be, the  number  of
shares of Common Stock which the registered holder of this Warrant is entitled to purchase hereunder and the Exercise Price of such shares of Common Stock shall be appropriately adjusted so that the registered holder hereof shall be entitled to purchase the number of shares of Common
Stock that  such  holder would   have   held  after  such  stock  dividend,
subdivision, split-up,combination or reclassification, as the case may be, at the aggregate Exercise Price such holder would have paid for such
shares   of  Common  Stock, if  such  holder  had  exercised  the  Warrants represented by this  Warrant Certificate prior to such event.

          (b) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), lawful and adequate provisions shall be made whereby the registered holder of this Warrant Certificate shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant Certificate and in lieu of the shares of Common Stock immediately theretofore purchasable hereunder and receivable upon the exercise of the Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the Warrants represented by this Warrant Certificate, and in any such case appropriate provision shall be made with respect to the rights and interests of the registered holder of this Warrant Certificate to the end that the provisions hereof (including without limitation, to the extent provided herein, provisions for adjustments of the Exercise Price and of the number of shares of Common Stock purchasable and receivable upon the exercise of the Warrants represented by this Warrant Certificate) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument executed and delivered to the registered holder of this Warrant Certificate, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provision, such consolidation, merger, statutory exchange, sale or conveyance, and of the provisions so proposed to be made, shall be mailed to the registered holder of this Warrant Certificate not less than forty-five (45) days prior to such event or promptly upon the Company for a notice thereof. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

          (c) Before taking any action which would cause an adjustment reducing either the Exercise Price below the then par value of the shares of Common Stock issuable upon the exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

          (d) In case at any time or from time to time, conditions arise by reason of action taken by the Company, which in the opinion of its Board of Directors or the holder of this Warrant Certificate, are not adequately covered by the provisions of this Warrant Certificate, then the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the firm regularly retained by the Company), who shall give their opinion upon the adjustment, if any, on the basis consistent with the standards established in the other provisions of this Warrant Certificate, necessary with respect to the Exercise Price or the number of Warrant Shares issuable upon exercise of the Warrants, so as to preserve, without dilution, the exercise rights of the holder of this Warrant Certificate and the number of Warrant Shares issuable upon exercise of the Warrants by the holder hereof to the extent contemplated by this Section 7. Upon receipt of such opinion, which shall be conclusive and binding on the Company and the Holder, the Board of Directors of the Company shall forthwith make the adjustments provided therein.

SECTION 8. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. If more than one Warrant shall be presented for exercise in full at the time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants to presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable upon exercise of any Warrants (or specified portion thereof), the Company shall issue a full Warrant Share in lieu of such fractional share.

SECTION 9. NOTICES TO THE WARRANT HOLDER. Upon any adjustment of the Exercise Price and/or the number of Warrant Shares issuable upon exercise of the Warrants pursuant to Section 7, the Company shall promptly thereafter cause to be given to the Holder, as provided in Section 10, a certificate setting forth the Exercise Price and/or the number of Warrant Shares issuable upon exercise of the Warrants after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based. Where appropriate, such notice to the Holder may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 9.

In case:

a. the Company shall authorize the issuance to holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

b. the Company shall authorize the distribution to holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash Dividends or cash distributions payable out of consolidated earnings); or

c. of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or tender offer or exchange offer for shares of Common Stock; or

d. of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

e. the Company proposes to take any action which would require an adjustment of the Exercise Price and/or the number of Warrant Shares issuable upon exercise of the Warrants pursuant to Section 7;

then the Company shall promptly give to the registered holders of the Warrant Certificates at their respect addresses appearing on the Warrant register by first-class mail, postage prepaid, a written notice describing the specific details of such contemplated action, including, without limitation (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

SECTION 10. NOTICES. Any notice, request, instruction or other document to be given hereunder shall be in writing, shall be deemed to have been duly given or delivered when delivered personally or telecopied (receipt confirmed, with a copy sent by certified or registered mail as set forth herein) or sent by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other reputable overnight delivery service, to the address of the party set forth below or to such address as the party to whom notice is to be given may provide in a written notice to the Company,a copy of which written notice shall be on file with the Secretary of the Company.

To the Company:

                 Cinema Ride, Inc.
                 12001 Ventura Place, Suit 340
                 Studio City, California  91604


To the Holder:

                 At the address of such Holder on the register maintained pursuant to Section 1 hereof.

SECTION 11. AMENDMENTS. This Warrant Certificate may only be amended or modified by a written instrument executed by the Company and the registered holders of 100% of the issued and outstanding Warrants.

SECTION 12. GOVERNING LAW. This Warrant Certificate shall be governed by and construed under the laws of the State of Delaware, without reference to choice or conflict of laws principles.


IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and delivered by its Secretary.

Dated:  June 25, 2001         CINEMA RIDE, INC., a Delaware corporation


                              By:  /S/ Mitch Francis
                                   ____________________________________
                              Its: President

FORM TO BE USED TO EXERCISE WARRANT FOR CASH:


TO:  CINEMA RIDE, INC.                                 DATE:______


     The Undersigned hereby elects, irrevocably, to exercise the attached Warrant and to purchase ___________ shares of Common Stock of the Company, and hereby makes payment by cashier's check of ________ (at the Exercise Price) in payment of the Exercise Price pursuant thereto. Please issue the shares of the Common Stock as to which this Warrant is exercised in the name of:


               ______________________________________
               (Name)
               ______________________________________
               (Address)
               ______________________________________
               (Taxpayer Number)

If said number of Warrants exercised shall not be all the Warrants evidenced by the attached Warrant Certificate, please issue a new Warrant Certificate for the remaining balance of Warrants to the undersigned at the address stated below.

Name of Holder: _________________________________________
(Please Print)
 ______________________________________________
 (Address)
 Signature: ______________________________________________

     NOTICE: The signature to exercise the Warrant must correspond with the name(s) as written upon the face of the attached Warrant Certificate in every particular without alteration or enlargement or any change whatsoever.

ASSIGNMENT

(TO BE SIGNED ONLY UPON ASSIGNMENT OF WARRANT)



FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

__________________________________________________________________

__________________________________________________________________

(Name and Address of Assignee Must be Printed or Typewritten)


_________________________________
(Insert Social Security No. or
other identifying number of Assignee)


the within Warrant, hereby irrevocably constituting and appointment_________ attorney to transfer said Warrant on the books of the Company will full power of substitution in the premises.


DATED:__________________________   _________________________________________
                                   Signature of Registered Holder

                              NOTE:  The above  signature  must  correspond
with the name as written on the face of this Warrant Certificate.